UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2018

ADVANCED BIOMEDICAL TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53051	98-0516589
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3842-Orthopedic, Prosthetic, & Surgical Appliances & Supplies	0001385799
(Standard Industrial Classification)	(Central Index Key)

350 Fifth Avenue, 59th Floor

New York, NY 10118

(Address of principal executive offices, including zip code)

(718) 766-7898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Copy of Communication to:

Befumo & Schaeffer, PLLC

PO Box 717

Culpeper, VA 22701

Phone: (202) 725-6733

Fax: (202) 478-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 19, 2018, Advanced Biomedical Technologies, Inc. (the “Company”) issued a press release announcing that it had received approval from the Chinese Food and Drug Administration (“CFDA”) for the polymer orthopaedic internal fixation screws (“PA Screws”) developed by the Company’s subsidiary Shenzhen Changhua Biomedical Engineering Company Limited. PA Screws consist of PA6-P(MMA-CO-NVP)-HA, an innovative unique material developed by the Company. The CFDA approval marked a milestone in the Company’s history and presents the Company with great clinical and financial potential, as series of new products are based on the same unique material.

Attached to this Current Report on Form 8-K is the press release issued by the Company announcing the approval from the CFDA for PA Screws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Advanced Biomedical Technologies, Inc. press release dated April 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2018	ADVANCED BIOMEDICAL TECHNOLOGIES, INC.

/s/ Kai Gui
Kai Gui
Chief Financial Officer, Chief Operating Officer